Exhibit 10.14
VALIDITY GUARANTY AGREEMENT
(Individual)
In order to induce TCI BUSINESS CAPITAL, INC., a Minnesota corporation (hereinafter called “TCI”) to enter into a certain Credit and Security Agreement (hereinafter called “Credit Agreement”) effective as of the date hereof with DESTRON FEARING CORPORATION, a Delaware corporation (hereinafter called “Client”) and/or to continue under and at the same time to refrain from terminating TCI’s present Credit Agreement with the Client, and in consideration of TCI’s so doing and/or in consideration of any fundings, advances, payments, extensions of credit, benefits or financial accommodations heretofore or hereafter made, granted or extended by TCI or which TCI has or will make, grant or extend to or for the account of the Client whether under the Credit Agreement or otherwise, and/or in consideration of any obligation heretofore or hereafter incurred by the Client to TCI whether under the Credit Agreement or otherwise, and for other good and valuable consideration, the nature and receipt of which is hereby acknowledged, the undersigned and each of them, jointly and severally (hereinafter referred to, whether one or more, as the “undersigned”) unconditionally guarantee to TCI and agree to be primarily liable to TCI for any and all indebtedness, obligations, liabilities and sums which are or shall in the future become due and owing to TCI as a result of TCI advancing against accounts under the terms of the Credit Agreement that are, to the actual knowledge of any of the undersigned, fraudulent, falsified or invalid (collectively, the “Guaranteed Obligations”). It is expressly understood and agreed that in no event will the undersigned be liable to TCI for any consequential damages, damages for lost profits or punitive damages. Each of the undersigned covenants and agrees to promptly notify TCI if and when such undersigned has actual knowledge that TCI has advanced against accounts under the terms of the Credit Agreement that are fraudulent, false or invalid.
All sums at any time to the credit of the undersigned and any property of the undersigned at any time in TCI’s possession or in which TCI has a lien or security interest shall be deemed held by TCI as security for any and all of the undersigned’s obligations to TCI, no matter how or when arising and whether under this or any other instrument, agreement or other document given to TCI. To the fullest extent permitted by applicable law, the undersigned hereby waives notice of acceptance hereof and all notices and demands of any kind to which the undersigned as guarantor(s) may be entitled, including without limitation all demands of payment on and notice of nonpayment, presentation, protest and dishonor to the undersigned, or other obligors of any instrument including the Credit Agreement for which the undersigned is or may be liable hereunder. The undersigned further waives notice of and hereby consents to any agreements or arrangements whatever with the Client or anyone else, including, without limitation, agreements and arrangements for payment extensions, subordination, composition, arrangement, discharge or release of the whole or any part of the Guaranteed Obligations or for the change or surrender of any or all security, or for compromise, whether by way of acceptance of part payment or of returns of merchandise or of dividends or in any other way whatsoever, and the same shall in no way impair the undersigned’s liability hereunder.

Unless and until all indebtedness, obligations and liabilities owed by the Client to TCI have been indefeasibly paid in cash and the Credit Agreement has terminated, the undersigned hereby irrevocably agrees not to assert or enforce any claim or other right which the undersigned may now or hereafter acquire against the Client that arises from the existence or performance of the undersigned’s obligations under this agreement, the Credit Agreement or any agreement or document entered into in connection therewith, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, any right to participate in any claim or remedy of TCI against the Client or any collateral granted as security for any of the undersigned’s obligations under this agreement which TCI has acquired or may hereafter acquire, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, including, without limitation, the right to take or receive from the Client, directly or indirectly, in cash or other property or by set off or in any other manner, payment of security on account of such claim or other right. The undersigned hereby irrevocably agrees that the undersigned shall not (i) accept payment from the Client pursuant to any right of subrogation, reimbursement, exoneration, contribution, indemnification or claim on account of any payment made hereunder, under the Credit Agreement or under any other contract or agreement between the Client and TCI or (ii) take any action to exercise or enforce any such right unless and until all indebtedness, obligations and liabilities owed by the Client to TCI have been indefeasibly paid in cash and the Credit Agreement has terminated. If any amount shall be paid to the undersigned in violation of the provisions of this paragraph and the obligations guaranteed hereunder shall not have been paid in full, such amount shall be deemed to have been paid to such person for the benefit of, and held in trust for TCI and shall forthwith be paid to TCI and applied to such obligations, whether matured or unmatured, in such order as TCI may determine.
Nothing shall discharge or satisfy the liability of the undersigned hereunder except the full performance and payment of all the Guaranteed Obligations. TCI’s books and records showing the account of the Client with TCI shall be admissible in evidence in any action or proceeding, and any statement of the Client’s account which is rendered to the Client shall, to the extent to which no objection is made within fifteen (15) days after the date that such statement was rendered to Client constitute an account between the Client and TCI and be binding upon the undersigned absent manifest error. This instrument is a continuing guarantee which shall remain in full force and effect and shall not be terminable so long as the Credit Agreement with the Client or any renewals, continuations, modifications, supplements and amendments thereto or any obligation thereunder shall remain in full force and effect; provided, however, that if any of the undersigned shall cease to be employed by the Client (or, in the case of Jason Prescott, cease to be the chief financial officer of the Client) and shall have given notice of such cessation to TCI before the occurrence of the event or condition that would otherwise give rise to liability hereunder, then such undersigned shall not have liability hereunder by reason of such event or condition. No invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations or of any of the security therefor shall affect or impair the guarantee of the undersigned hereunder. The obligations hereunder shall constitute primary and not secondary obligations. THE UNDERSIGNED, IN RECOGNITION OF THE GREATER COSTS AND DELAYS INCURRED BY A JURY TRIAL, HEREBY WAIVES ANY AND ALL RIGHT TO A TRIAL BY A JURY IN ANY JURISDICTION IN ANY COURT IN ANY ACTION BASED HEREON. The undersigned hereby consents to the exclusive jurisdiction of any court of competent jurisdiction of the State of Minnesota for a determination of any dispute as to any matters whatsoever arising out of or in any way connected with this agreement and authorize the service of process on the undersigned by certified or registered mail sent to the undersigned at the address of the undersigned set forth below.

No delay on TCI’s part in exercising any of TCI’s options, powers or rights, or partial or singular exercise thereof, shall constitute a waiver hereof. No waiver of any of TCI’s rights hereunder and no modification or amendment of this agreement, shall be deemed to be made by TCI unless the same shall be in writing, duly signed on TCI’s behalf by an authorized officer, and each such waiver, if any, shall apply only with respect to the specific instance involved, and shall in no way impair TCI’s rights or the obligations of the undersigned to TCI in any other respect at any other time. This instrument cannot be changed or terminated orally, and shall be interpreted according to the laws of the State of Minnesota the place of origin of this agreement, and this agreement shall be binding on the administrators, successors and assigns of the undersigned and shall inure to the benefit of TCI and its successors and assigns.
If for any reason any portion of this agreement or a related document is deemed or ruled to be invalid for any reason whatsoever, then in such event all other portions of this agreement and related documents shall remain in full force and effect.
The undersigned jointly and severally agree that the Lender shall be entitled to prompt reimbursement from the undersigned of the Lender’s actual out-of-pocket costs and expenses (including, without limitation, its reasonable attorneys’ fees and legal expenses) incurred in connection with enforcing this agreement.
IN WITNESS WHEREOF, this agreement has been duly executed by the undersigned on this 31st day of August, 2010.

Jason Prescott

STATE OF	)
	)	ss
COUNTY OF	)
On the  _____  day of                     , 2010, before me came Jason Prescott, to me known as the individual(s) described in and who executed the foregoing Validity Guaranty Agreement, and acknowledged the execution of the same as their free act and deed.
Notary Public:
My commission expires:
[Notarial Seal]

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